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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2001



                               QUOKKA SPORTS, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)



            000-26311                                 94-3250045
     ------------------------           ------------------------------------
     (Commission File Number)           (I.R.S. Employer Identification No.)




             525 Brannan Street, 3rd Floor, San Francisco, CA 94107
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 908-3800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS.

     On April 27, 2001, Quokka Sports, Inc. (the "Company"), along with its direct and indirect subsidiaries, Quokka Exchange, Inc., QuokkaDNA, Inc., Kanga, Inc., Production Services Australia, Inc. Total Motorsports Inc., Sports Extra, Inc. and Zonenetwork.com, Inc. (collectively, the "Subsidiaries"), filed voluntary petitions for Chapter 11 bankruptcy protection in the United Stated Bankruptcy Court for the Northern District of California, San Francisco Division (the "Bankruptcy Court"). These cases have been assigned to the Honorable Thomas
E. Carlson and will be jointly administered under case number 01-31149. No trustee, receiver or examiner has been appointed and Quokka Sports, Inc. and the Subsidiaires are continuing to operate their businesses as a debtors-in-possession while being subject to the supervision and orders of the Bankruptcy Court.

The Company intends to proceed with a structured sale of substantially all of its business and assets. The Company expects to seek approval of open bid procedures from the U.S. Bankruptcy Court during the week of April 30, 2001. Alvaro Saralegui, the Company's chief executive officer and president, will oversee the orderly sale of the Company's strategic assets and Alan Ramadan will continue as chairman of the board of directors. The remaining directors of the Company have resigned, effective upon the filing of the bankruptcy petition.

The Company has been informed that the staff of the Nasdaq Stock Market ("Nasdaq") has determined that the Company's common stock should be delisted from Nasdaq because the Company is no longer in compliance with the net tangible assets requirement under Nasdaq's continued listing requirements. The Company is currently in the process of effecting a previously approved one-for-fifty reverse stock split to comply with the minimum bid price requirement for continued listing on Nasdaq. The Company has requested a hearing based on written submissions, which would temporarily stay any delisting by Nasdaq, during which time the Company intends to complete its reverse stock split. Nasdaq has halted trading in the Company's common stock since April 19, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

(c)      Exhibits

None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           QUOKKA SPORTS, INC.

                                           By: /s/ Alvaro Saralegui
                                           -------------------------------------
                                           Alvaro Saralegui
                                           President and Chief Executive Officer

     Dated:   April 30, 2001